Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
21.	Commitments and Contingencies

(a)	Commitments

Purchase obligations
In December 2019, the Group entered into a letter of intent to purchase the three-year license for live broadcasting the League of Legends World Championship in China starting from 2020 at an aggregate purchase price of
RMB800.0
million (US$114.9 million)
.

Long-term debt obligations
The Group’s long-term debt obligations are to repay the principal amount and cash interests in connection with the 2026 Notes. The expected repayment schedule of the 2026 Notes has been disclosed in Note 15.

(b)	Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of any unresolved matters, individually and in the aggregate, is reasonably possible to have a material adverse effect on the Group’s financial position, results of operations or cash flows.
However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. The Group records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Group reviews the need for any such liability on a regular basis. The Group has not recorded any material liabilities in this regard as of December 31, 2018 and 2019.